                                                                  EXHIBIT 24.1



               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Walter B. Shipley

                                       Walter B. Shipley
                                       Director, Chairman of the
                                       Board

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Thomas G. Labrecque
                                       Thomas G. Labrecque
                                       Director, President and
                                       Chief Operating Officer

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Edward D. Miller
                                       Edward D. Miller
                                       Director, Senior Vice Chairman

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ William B. Harrison, Jr.
                                       William B. Harrison, Jr.
                                       Director, Vice Chairman

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ E. Michel Kruse
                                       E. Michel Kruse
                                       Director, Vice Chairman

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Frank A. Bennack, Jr.
                                       Frank A. Bennack, Jr.
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Susan V. Berresford
                                       Susan V. Berresford
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ W. Anthony Burns
                                       W. Anthony Burns
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on

Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ H. Laurance Fuller
                                       H. Laurance Fuller
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Melvin R. Goodes
                                       Melvin R. Goodes
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the

Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ William H. Gray III
                                       William H. Gray III
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ George V. Grune
                                       George V. Grune
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Harold S. Hook
                                       Harold S. Hook
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Helene L. Kaplan
                                       Helene L. Kaplan
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Edmund T. Pratt, Jr.
                                       Edmund T. Pratt, Jr.
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Henry B. Schacht
                                       Henry B. Schacht
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Andrew C. Sigler
                                       Andrew C. Sigler
                                       Director

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Joseph L. Sclafani
                                       Joseph L. Sclafani
                                       Controller

               KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of The Chase Manhattan Bank (National Association) (the "Bank"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, EDWARD
D. MILLER, WILLIAM B. HARRISON JR., E. MICHEL KRUSE, PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful at torneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the registration under the Act of (i) debt obligations of the Bank or a limited purpose subsidiary of the Bank, or other entity secured by a pledge of identified financial assets of the Bank, (ii) fixed, fractional, undivided ownership interests in the corpus of a grantor trust to which identified financial assets of the Bank will be conveyed, (iii) certificates representing a participation interest in identified financial assets of the Bank, or in a financial instrument acquired with such assets, (iv) interests in a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986, as amended) or (v) interests in a limited purpose subsidiary or other entity of the Bank, to which identified assets of the Bank will be conveyed, authorized for offer and issuance by the Board of Directors of the Bank pursuant to resolutions adopted by such Board of Directors on July 17, 1991 (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each undersigned director and officer in such capacity, to one or more registration statements on Form S-1, Form S-3, Form S-11 or such other form as may be determined to be applicable ("Registration Statements") to be filed with the SEC with respect to any Securities, to any and all amendments to any such Registration Statements (including post-effective amendments) and to any or all other instruments or documents to be filed as a part of or in connection with any such Registration Statements or any and all amendments thereto (including post-effective amendments), whether such instruments or documents are filed before or after the effective date of any such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of May 1996.

                                       /s/ Peter J. Tobin
                                       Peter J. Tobin
                                       Chief Financial Officer